                                                                   EXHIBIT 10.17

                     AMENDMENT TO NOTE PURCHASE AGREEMENTS


     THIS AMENDMENT TO NOTE PURCHASE AGREEMENTS (this "Amendment") dated as of March 23, 2001 is made among US ONCOLOGY, INC., a Delaware corporation (the "Company"), and the undersigned holders (the "Holders") of the Company's 8.42% Senior Secured Notes due November 2006 (the "Notes").

                                    RECITALS

     A. The Company and the Holders have each entered into a Note Purchase Agreement dated November 24, 1999 (each a "Note Purchase Agreement" and collectively, the "Note Purchase Agreements") with respect to the purchase and sale of $100,000,000 of Notes. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreements.

     B. The Company has requested certain amendments to the Note Purchase Agreements so that the Company will be permitted to add back to Consolidated Income Available for Fixed Charges and Consolidated Net Worth the effect of certain charges associated with the write-off of certain assets, the closing of certain offices and the elimination of certain employment positions, and the Holders have agreed to make such amendments on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

                                  ARTICLE 1.

                                  AMENDMENTS

     1.1 AMENDMENT TO SCHEDULE B - DEFINED TERMS. SCHEDULE B of each of the Note Purchase Agreements is hereby amended as follows:

          (a) The definition of "Consolidated Fixed Charges" is hereby amended and restated in its entirety as follows:

               "CONSOLIDATED FIXED CHARGES" means for the immediate past four fiscal quarters the sum of consolidated interest expense (which includes capitalized interest and the interest component of Capitalized Leases) plus actual rent payments under operating leases and including in all instances interest expense and rent pursuant to the ELLF and any other tax retention operating lease or synthetic lease.

          (b) The definition of "Consolidated Income Available for Fixed Charges" is hereby amended and restated in its entirety as follows:

               "CONSOLIDATED INCOME AVAILABLE FOR FIXED CHARGES" means with respect to any period, Consolidated Net Income for such period plus (to the extent deducted in calculating Consolidated Net Income):

               (a) all provisions for income taxes;

               (b) Consolidated Fixed Charges for such period; and

               (c) if such period includes any of the fiscal quarters ending December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001,
     the amount by which Consolidated Net Income for such fiscal quarters has been reduced on account of (i) nonrecurring non-cash charges arising from the write-off of corporate non-core and under performing assets and the write-down or write-off of certain other assets (in an aggregate amount not to exceed $200,000,000) and (ii) cash expenses arising from the costs associated with employee and corporate reorganization, including without limitation the closing of offices and the elimination, relocation and consolidation of certain employment positions, and other related costs (in an aggregate amount not to exceed $15,000,000).

     (c) The definition of "Consolidated Net Worth" is hereby amended and restated in its entirety as follows:

               "CONSOLIDATED NET WORTH" means (i) the stockholders' equity of the Company determined in accordance with GAAP plus (ii) the amount by which Consolidated Net Income for the fiscal quarters ending December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001 has been reduced on account of (A) nonrecurring non-cash charges arising from the write-off of corporate non-core and under performing assets and the write-down or write-off of certain other assets (in an aggregate amount not to exceed $200,000,000) and (B) cash expenses arising from the costs associated with employee and corporate reorganization, including without limitation the closing of offices and the elimination, relocation and consolidation of certain employment positions, and other related costs (in an aggregate amount not to exceed $15,000,000).

     (d) The definition of "Consolidated Operating Cash Flow" is hereby amended and restated in its entirety as follows:

               "CONSOLIDATED OPERATING CASH FLOW" means Consolidated Net Income for the immediately preceding four fiscal quarters plus (to the extent deducted in calculating Consolidated Net Income):

               (a) provisions for federal, state and local income taxes;

               (b) interest expense and lease payments made by the Company and its Subsidiaries pursuant to the ELLF and any other tax retention operating lease or synthetic lease that is treated as a Capitalized Lease;

               (c) nonrecurring items to the extent deducted in calculating Consolidated Net Income; and

               (d) depreciation and amortization;

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

                   all determined in accordance with GAAP.

          (e) The definition of "Indebtedness" is hereby amended and restated in its entirety as follows:

               "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

               (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

               (b) liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business, but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

               (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Rentals under any Capitalized Lease;

               (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or become liable for such liabilities);

               (e) all liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks or other financial institutions (whether or not representing obligations for borrowed money) ;

               (f) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, including the ELLF and any Permitted Asset Securitization; and

               (g) all Guaranties by such Person with respect to liabilities of the type described in (a) through (f) herein.

     Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

          (f) The definition of "Priority Debt" is hereby amended and restated in its entirety as follows:

               "PRIORITY DEBT" means the sum, without duplication, of (i) Indebtedness of the Company secured by Liens not otherwise permitted by clauses (a) through (i) of Section 10.5; and (ii) Indebtedness of Subsidiaries not otherwise permitted by clauses (a) through (c) of Section
     10.12 (but excluding the Indebtedness evidenced by the Subsidiary Guarantees); provided however, that the Indebtedness with respect to the ELLF shall not be deemed Priority Debt but any amendments, modifications, renewals, replacements or refinancings thereof shall constitute Priority Debt.

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

          (g)  The following new definition is hereby added to SCHEDULE B:

               "ELLF" means the Company's End Loaded Lease Facility as set forth in the Participation Agreement dated December 27, 1997 among the Company and the other parties thereto and as in effect on the effective date of the Amendment (with a maximum aggregate amount of $75,000,000) and without regard to any amendments, modifications, renewals, replacements or refinancings thereof.

          (h) The parties acknowledge that the addbacks identified in item (c) of the new definition of "Consolidated Income Available for Fixed Charges" shall be considered nonrecurring items for purposes of calculating Consolidated Operating Cash Flow.

     1.2 AMENDMENT TO SECTION 10.5. SECTION 10.5 of each of the Note Purchase Agreements is hereby amended by deleting the "and" at the end of clause (i), replacing the "." at the end of clause (j) with "; and" and adding a new clause
(k) as follows:

          (k) Liens granted pursuant to the ELLF or any other tax retention operating lease or synthetic lease.


                                  ARTICLE 2.

                         REPRESENTATIONS AND WARRANTIES

     The Company hereby represents and warrants that:

     2.1 COMPLIANCE WITH NOTE PURCHASE AGREEMENTS. The Company is in compliance with all terms and provisions set forth in the Note Purchase Agreements to be observed or performed.

     2.2 REPRESENTATIONS IN NOTE PURCHASE AGREEMENTS. The representations and warranties of the Company set forth in the Note Purchase Agreements, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

     2.3  NO DEFAULT.  No Default or Event of Default is continuing.

     2.4 CONTINUING SECURITY INTERESTS. All amounts owing by the Company under the Note Purchase Agreements and the Notes will continue to be secured by the security interest in favor of the Collateral Agent on behalf of the Holders in all of the collateral granted under the Security Documents and nothing herein (other than the expressly permitted sharing of collateral with the Banks) will affect the validity, perfection or enforceability of such security interests.

     2.5 NO CONFLICTS. Neither the execution, delivery or performance of this Amendment by the Company, nor compliance by the Company with the Note Purchase Agreements as amended hereby, (a) conflicts or will conflict with or results or will result in any breach of, or constitutes or will constitute with the passage of time or the giving of notice or both, a default under, (i) any statute or other rule or regulation of any Governmental Authority or (ii) any written or oral agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it, or any of its property, is bound, except where such conflict, breach or default would not have a Material Adverse Effect, or (b) results or will result in the creation or imposition of any lien, charge or encumbrance upon the properties of the Company or any of its Subsidiaries pursuant to any such agreement or instrument, except for Permitted Liens.


                                  ARTICLE 3.

                                    GENERAL

     3.1  EFFECTIVENESS. Upon satisfaction of the conditions set forth in
Section 3.10 below, this Amendment shall be effective as of December 31, 2000.

     3.2 MODIFICATION OF OTHER AGREEMENTS. Any reference to the Note Purchase Agreements in any of the Notes or Security Documents shall mean, unless otherwise specifically provided, the Note Purchase Agreements as amended and supplemented by this Amendment, and as the Note Purchase Agreements are further amended, restated, supplemented or modified from time to time and any substitute or replacement therefor or renewals thereof.

     3.3 CONSENT OF SUBSIDIARIES. This Amendment is expressly conditioned upon the execution by each Guarantor of the Acknowledgement and Consent attached as ANNEX 1 indicating such Guarantors' consent to this Amendment and confirming their obligations pursuant to the Security Documents.

     3.4 FULL FORCE AND EFFECT. As expressly amended hereby, the Note Purchase Agreements shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except as specifically set forth herein has been effected.

     3.5 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of Texas.

     3.6 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     3.7 FEES, EXPENSES AND INDEMNITY. The Company will pay each Holder executing this Amendment an upfront fee equal to 0.50% of the principal amount of Notes held by such Holder on the date hereof. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees. The provisions of Section 16.1 of the Note Purchase Agreements shall apply fully to this Amendment.

     3.8 FURTHER ASSURANCE. The Company shall execute and deliver to the Holders such documents, certificates and opinions as the Holders may reasonably request to effect the amendment contemplated by this Amendment.

     3.9 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

     3.10 CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date first set forth above upon (i) execution hereof by the Company and the Required Holders, (ii) the delivery to the Holders of the fully-executed Acknowledgement and Consent of the Guarantors, (iii) the payment of the fees required by Section 3.7 hereof, and (iv) the prior or concurrent effectiveness of an amendment to the Bank Loan Agreement (in form and substance satisfactory to the Holders) amending the definitions and financial covenants therein to include the equivalent exclusion from relevant financial covenant calculations of the charges and expenses described in this Amendment.


             [the remainder of this page left blank intentionally]

     IN WITNESS WHEREOF, the Company and the Holders have executed this Amendment as of the date hereof.


                              COMPANY:

                              US ONCOLOGY, INC.


                              By:  ___________________________________
                              Name:  _________________________________
                              Title: _________________________________


                              HOLDERS:


                              JOHN HANCOCK LIFE INSURANCE COMPANY
                              (formerly known as John Hancock Mutual Life
                              Insurance Company)


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________



                              JOHN HANCOCK VARIABLE LIFE
                              INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              INVESTORS PARTNER LIFE INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________

                              THE NORTHERN TRUST COMPANY, as Trustee of the Lucent Technologies, Inc. Master Pension Trust

                              By:  John Hancock Life Insurance Company,
                                   (formerly known as John Hancock Mutual Life
                                    Insurance Company), as Investment
                                    Manager


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              ALLSTATE LIFE INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________


                              By: ____________________________________
                              Name: __________________________________
                                    Authorized Signatories



                              RELIASTAR LIFE INSURANCE COMPANY

                              By:  ING Investment Management LLC,
                                   as Agent


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________

                              RELIASTAR LIFE INSURANCE COMPANY OF
                              NEW YORK

                              By:  ING Investment Management LLC,
                                   as Agent


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              SECURITY CONNECTICUT LIFE INSURANCE
                              COMPANY

                              By:  ING Investment Management LLC,
                                   as Agent


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              CONNECTICUT GENERAL LIFE INSURANCE
                              COMPANY

                              By: CIGNA Investments, Inc.


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              GENERAL ELECTRIC CAPITAL ASSURANCE
                              COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________

                              FIRST COLONY LIFE INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              COLONIAL PENN INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              UNION FIDELITY LIFE INSURANCE
                              COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________

                              C.M. LIFE INSURANCE COMPANY

                              By:  David L. Babson & Company Inc.
                                   Its Investment Sub-Advisor


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              NATIONWIDE LIFE INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              NATIONWIDE LIFE AND ANNUITY
                              INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________


                              OHIO NATIONAL LIFE INSURANCE COMPANY


                              By: ____________________________________
                              Name: __________________________________
                              Title:__________________________________

                                    ANNEX 1

                    ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

                                 March 23, 2001



First Union National Bank, as Collateral Agent
One First Union Center
301 South College Street
Charlotte, North Carolina  28288-0735

RE: AMENDMENT TO NOTE PURCHASE AGREEMENTS DATED AS OF MARCH 23, 2001 (THE "AMENDMENT"), BY AND AMONG US ONCOLOGY, INC. (THE "COMPANY") AND THE HOLDERS (THE "HOLDERS") OF THE COMPANY'S 8.42% SENIOR SECURED NOTES DUE NOVEMBER 2006

Ladies and Gentlemen:

     Each of the undersigned (individually, each "Guarantor," and collectively, the "Guarantors") has either executed the Guaranty Agreement dated as of November 24, 1999 or an Accession thereto (collectively, the "Guaranty"), in favor of the Holders and for the benefit of the Company, guaranteeing the Company's obligations under certain Note Purchase Agreements dated November 24, 1999 (as amended, the "Note Purchase Agreements"). Each Guarantor also has either executed the Guarantors' Security Agreement dated as of November 24, 1999 or an Accession thereto (the "Security Agreement") pursuant to which each Guarantor has granted to the Collateral Agent, for the benefit of the Holders, a first priority security interest, subject to Permitted Liens, in all of the Collateral described therein to secure its obligations under the Guaranty.

     Each Guarantor hereby acknowledges that the Company and the Holders have amended the Note Purchase Agreements by the Amendment referenced above. The agreements of the Guarantors made herein are to induce the Holders to amend the Note Purchase Agreements, and each Guarantor acknowledges that the Holders would not amend the Note Purchase Agreement in the absence of the agreements of the Guarantors contained herein.

     Each Guarantor hereby irrevocably approves of and consents to the Amendment, agrees that its obligations under the Guaranty shall not be diminished as a result of the execution of the Amendment, and ratifies and confirms (i) that its obligations under the Guaranty shall include a guarantee of the payment of the obligations of the Company under the Note Purchase Agreements, the Notes and the Security Documents, subject to all of the qualifications and limitations set forth therein, (ii) that such guarantee shall be secured by the Collateral Agent's security interest in the Collateral granted under the Guarantors' Security Agreement, and (iii) that the Guaranty, the Guarantors' Security Agreement and all other loan documents to which such Guarantor is a party shall remain in full force and effect.

     Capitalized terms not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreements.

     This letter has been delivered in the State of Texas, and the agreements contained herein shall be governed by the internal laws of the State of Texas, without regard to the choice of law principles thereof. The agreements contained herein shall be effective as of the date hereof.

                              Very truly yours,

                              US ONCOLOGY CORPORATE, INC.
                              AORIP, INC.
                              AOR REAL ESTATE, INC.
                              AORT HOLDING COMPANY, INC.
                              AOR MANAGEMENT COMPANY OF ALABAMA, INC.
                              AOR MANAGEMENT COMPANY OF ARIZONA, INC.
                              AOR MANAGEMENT COMPANY OF FLORIDA, INC.
                              AOR MANAGEMENT COMPANY OF CENTRAL FLORIDA, INC. AOR MANAGEMENT COMPANY OF INDIANA, INC.
                              AOR HOLDING COMPANY OF INDIANA, INC.
                              AOR MANAGEMENT COMPANY OF KANSAS, INC.
                              AOR MANAGEMENT COMPANY OF MISSOURI, INC.
                              AOR MANAGEMENT COMPANY OF NEVADA, INC.
                              AOR MANAGEMENT COMPANY OF NEW YORK, INC.
                              AOR MANAGEMENT COMPANY OF NORTH CAROLINA, INC. AOR MANAGEMENT COMPANY OF OHIO, INC.
                              AOR MANAGEMENT COMPANY OF OKLAHOMA, INC.



                    [signatures continue on following page]

                              AOR MANAGEMENT COMPANY OF OREGON, INC.
                              AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC.
                              AOR MANAGEMENT COMPANY OF SOUTH CAROLINA, INC. AOR MANAGEMENT COMPANY OF TEXAS, INC.
                              AOR MANAGEMENT COMPANY OF VIRGINIA, INC.
                              GREENVILLE RADIATION CARE, INC.
                              RMCC CANCER CENTER INC.
                              PHYSICIAN RELIANCE NETWORK, INC.
                              TOPS PHARMACY SERVICES, INC.
                              US ONCOLOGY RESEARCH, INC.
                              NORTHWEST CANCER CENTER, INC.
                              PRN PHYSICIAN RELIANCE, LLC
                              PHYSICIAN RELIANCE HOLDINGS, LLC
                              AOR OF TEXAS MANAGEMENT LIMITED PARTNERSHIP
                                    By:  AOR Management Company of Texas, Inc.,
                                         General Partner
                              AOR OF INDIANA MANAGEMENT PARTNERSHIP
                                    By:  AOR Management Company of Indiana,
                                         Inc., General Partner, and
                                    BY:  AOR HOLDING COMPANY OF INDIANA, INC.,
                                         GENERAL PARTNER
                              PHYSICIAN RELIANCE, L.P.
                                    By:  PRN Physician Reliance, LLC, General
                                         Partner and
                                    BY:  PHYSICIAN RELIANCE HOLDINGS, LLC,
                                         LIMITED PARTNER


                              By:  ____________________________________
                                    ________________, Manager of Physician
                                    Reliance Holdings, LLC and Treasurer of each
                                    other entity